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EXHIBIT 99.1


NEWS FROM:                                   STEWART & STEVENSON
                                             CORPORATE HEADQUARTERS
            [STEWART & STEVENSON LOGO]       P.O. BOX 1637
                                             HOUSTON, TX  77251-1637

                                   Client:   Stewart & Stevenson Services, Inc.

                                  Contact:   John Simmons, CFO
                                             Stewart & Stevenson Services, Inc.
                                             713-868-7700
FOR IMMEDIATE RELEASE
                                             Ken Dennard / kdennard@easterly.com
                                             Lisa Elliott / lisae@easterly.com
                                             Easterly Investor Relations
                                             713-529-6600


                           STEWART & STEVENSON HONORS
                        DISCONTINUED ARGENTINE OBLIGATION

HOUSTON - AUGUST 15, 2002 - STEWART & STEVENSON SERVICES, INC. (NASDAQ:SSSS), a leading manufacturer, distributor, and provider of service for industrial and energy related equipment, and a manufacturer of medium tactical vehicles for the U.S. Army, today announced that it has paid $6.1 million to a financial institution in connection with an obligation under a guarantee related to certain gas turbine equipment in Argentina. The equipment was exported to Argentina by the company's discontinued gas turbine operation in 1996.

      The payment was precipitated by the Argentine financial crisis and the company was required to fund the obligation by the terms of the agreement with the financial institution. The gas turbine equipment provides electrical power to the town of Rio Grande in Argentina.

      The company has recorded this payment as an asset and is currently evaluating its rights under an export insurance credit policy procured in connection with the transaction and its rights with the Argentine end user of the equipment. An expense of $641,000 was reported in discontinued operations in the company's fiscal first quarter 2002 earnings release related to this guarantee, and the company is reviewing whether an adjustment or write-down of the carrying value of this asset is necessary.

      The company expects the results of its review will be announced in connection with its earnings release for the quarter ended August 3, 2002. Any financial impact would be recorded as part of its discontinued operations.

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                                Stewart & Stevenson Services, Inc., founded in
                                1902, is a billion-dollar company that
                                manufactures, distributes, and provides service
                                for a wide range of industrial products and
 [STEWART & STEVENSON LOGO]     diesel-powered equipment to key industries
                                worldwide, including petroleum, power
                                generation, defense, airline, marine, and transportation. For more information on Stewart
                                & Stevenson visit WWW.SSSS.COM.


This press release contains forward-looking statements that are based on management's current expectations, estimates, and projections. These statements are not guarantees of future performance and involve a number of risks, uncertainties, and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere in this release and in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. Specific important factors that could cause actual results, performance, or achievements to differ materially from such forward-looking statements include risk of competition, risks relating to technology, risks of general economic conditions, risks of oil and gas industry economic conditions, risks of airline industry economic conditions, risks as to terrorist attacks on the U.S. and their impact on the U.S. economy, risks relating to personnel, risks of dependence on government, inherent risks of government contracts, risks of claims and litigation, risks of product defects, risks as to foreign sales and global trade matters, risks as to cost controls, risks as to acquisitions, risks as to currency fluctuations, risks as to environmental and safety matters, risks as to distributorships, and credit risks, all as more specifically outlined in the Company's latest annual report on Form 10-K. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates, and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.


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